LIQUIDITY	6 Months Ended
Jun. 30, 2026
Liquidity
LIQUIDITY

Note 2 – LIQUIDITY

During the six months ended June 30, 2026 and 2025, the Company incurred net losses of approximately £5.2 million and £4 million, respectively, and had an accumulated deficit of approximately £153.2 million as of June 30, 2026. Of the accumulated deficit, approximately £118 million relates to cumulative non-cash share-based compensation expense recognized since inception.

The Company expects to continue to incur net losses in the near term as it continues to develop and scale its platform, expand its user base, support its expansion into additional markets, including the United States, and invest in sales, marketing and technology development activities.

Historically, the Company has financed its operations primarily through private placements of equity securities and issuances of convertible debt. During 2025, the Company completed a direct listing of its Class A ordinary shares on the Nasdaq Capital Market and completed a number of debt conversions, which reduced certain outstanding obligations and changed the composition of its capital structure.

As of June 30, 2026, the Company had limited cash resources and continues to rely on additional capital funding and potential support from certain affiliated parties, including holders of performance incentive grants, to fund its ongoing operations. The Company’s future capital requirements will depend on many factors, including its revenue growth rate, the timing and extent of spending to support continued platform development, expansion into additional markets, including the United States, sales and marketing activities and general operating requirements. The Company may seek to obtain additional financing through equity issuances, debt financings or other capital sources. Following the admission of its Class A ordinary shares to trading on the Nasdaq Capital Market in November 2025, the Company has the ability to pursue additional financing through the public capital markets; however, there can be no assurance that such financing will be available on acceptable terms, or at all.

Management believes that the Company’s existing cash resources, together with proceeds received subsequent to June 30, 2026 from exercises under the performance incentive grant program and expected proceeds from additional vested performance incentive grants that may be exercised by holders, are expected to support the Company’s planned operating activities and organizational development following its admission to trading on Nasdaq. In addition, the Company has received letters of support from certain related parties, confirming their intention, if required, to provide financial support — whether through equity investment, shareholder loans or other funding arrangements — for a period of at least twelve months from the date of approval of these interim financial statements, to enable it to meet its liabilities as they fall due. These letters of support are expressions of intent and do not constitute legally binding commitments and do not specify a quantified amount of support; however, management has no reason to believe these parties will not honour their stated intentions. On this basis, the interim financial statements have been prepared on a going concern basis.

Management has evaluated the Company’s liquidity position and projected cash requirements for a period of at least twelve months from the date these consolidated financial statements were available to be issued. Based on this evaluation, including anticipated resource allocation initiatives, continued access to affiliated support arrangements and the Company’s ability to pursue additional financing following its Nasdaq listing, management believes that the Company will have sufficient liquidity to fund its planned operations and meet its obligations as they become due for at least the next twelve months from the issuance date of these consolidated financial statements.